SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
July 3, 1997 (June 26, 1997)
-------------------------------------------------

                                CP FUNDING CORP.
                            ------------------------
                            (A Delaware Corporation)
             (Exact name of registrant as specified in its Charter)

Delaware                               33-83762                  13-3777023
-------------------------------        --------------            --------------
(State or other jurisdiction of        Commission                (I.R.S.
incorporation or organization)         File No.                  Employer
                                                                 Identificaltion
                                                                 No.)

                                      AND

                               CHELSEA PIERS L.P.
                        --------------------------------
                        (A New York Limited Partnership)
                  (Exact name of registrant as specified in its
                Certificate and Agreement of Limited Partnership)

New York                                 33-83762                 13-3668842
-------------------------------          ----------               --------------
(State or other jurisdiction of          Commission               (I.R.S.
incorporation or organization)           File No.                 Employer
                                                                  Identification
                                                                  No.)

Chelsea Piers, Pier 62 - Suite 300
New York, New York                                10011
---------------------------------------           ------------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (212) 336-6800


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Item 5.    Other Events.
-----------------------

     Management of CP Funding Corp., a Delaware corporation ("CP Funding"), a wholly-owned subsidiary of Chelsea Piers L.P., a New York limited partnership, filed a Certificate of Dissolution with the Secretary of State of the State of Delaware to formally terminate the legal existence of CP Funding effective as of June 26, 1997. A copy of the certificate of dissolution is attached hereto as
Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

              (a) Exhibits:

               Exhibit 99.1 --          Certificate of  Dissolution  filed  with
                                        the Secretary of State of the State of Delaware effective as of June 26, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CP FUNDING CORP.,
                                    a Delaware corporation



                                    By: /s/ Tom A. Bernstein
                                        ----------------------------------------
                                        Tom A. Bernstein, President


                                    CHELSEA PIERS L.P.,
                                    a New York limited partnership

                                    By: Chelsea Piers Management, Inc.,
                                        General Partner



                                    By: /s/ Tom A. Bernstein
                                        ----------------------------------------
                                        Tom A. Bernstein, President

Dated:  July 3, 1997
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